SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2002

WESTAR ENERGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

KANSAS (State or Other Jurisdiction of Incorporation or Organization)	1-3523 (Commission File Number)	48-0290150 (Employer Identification No.)

818 SOUTH KANSAS AVENUE, TOPEKA, KANSAS (Address of Principal Executive Offices)	66612 (Zip Code)

(785)-575-6300
(Registrant’s Telephone Number Including Area Code)

WESTAR ENERGY, INC.

Item 5.    Other Events

This report contains as exhibits statements under oath of David C. Wittig, our principal executive officer, and Paul R. Geist, our principal financial officer, in the form required by the SEC’s Order No. 4-460 issued on June 27, 2002.This order requires the principal executive officers and the principal financial officers of identified publicly traded companies with revenues of at least $1.2 billion to file statements under oath regarding the accuracy of certain reports filed with the SEC.We are not included in the list of companies accompanying the SEC order, although we have revenues greater than $1.2 billion, and such officers have voluntarily provided these statements to us for filing.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit 99.1—Statement Under Oath of Principal Executive Officer dated August 14, 2002.

Exhibit 99.2—Statement Under Oath of Principal Financial Officer dated August 14, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAR ENERGY, INC.

By:	/s/ PAUL R. GEIST
Paul R. Geist, Senior Vice President and Chief Financial Officer

Date August 14, 2002

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Statement Under Oath of Chief Executive Officer dated August 14, 2002
99.2	Statement Under Oath of Chief Financial Officer dated August 14, 2002

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